Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Payables and Accruals [Abstract]
Employee compensation	$ 5,374	$ 6,681	$ 10,272
Professional and consulting services	994	1,540	1,605
Research and development related accruals	19,119	11,005	8,441
Other current liabilities	1,011	882	396
Accrued Expenses And Other Liabilities Current Net	$ 26,498	$ 20,108	$ 20,714